Exhibit 99.1

October 25, 2005

STERICYCLE, INC. REPORTS RESULTS
FOR THIRD QUARTER 2005
  REVENUES FOR THE QUARTER UP 12.6% FROM YEAR-AGO QUARTER TO $153.2 MILLION
  NET INCOME FOR THE QUARTER UP 10.7% FROM YEAR-AGO QUARTER TO $23.4 MILLION
  EARNINGS PER SHARE FOR THE QUARTER UP 13.0% FROM YEAR-AGO QUARTER TO $0.52 (WITHOUT A NON-CASH IMPAIRMENT CHARGE BY 3CI, EPS FOR THE QUARTER WOULD HAVE BEEN $0.53)

Lake Forest, Illinois, October 25, 2005 - Stericycle, Inc. (NASDAQ:SRCL), the leading provider in North America of medical waste management and compliance services for the healthcare community, today reported financial results for the third quarter of 2005.

THIRD QUARTER AND YEAR-TO-DATE RESULTS
Revenues for the quarter ended September 30, 2005 were $153.2 million, up 12.6% from $136.0 million in the same quarter last year. Acquisitions less than 12 months old contributed approximately $7.4 million in revenues for the quarter. Gross profit was $67.6 million, up 14.2% from $59.2 million in the same quarter last year. Gross profit as a percent of revenues was 44.1% versus 43.5% in the third quarter of 2004.

Net income for the third quarter of 2005 rose 10.7% to $23.4 million, up from $21.1 million in the third quarter of 2004.

Earnings per diluted share for the third quarter of 2005 were $0.52, up 13.0% from $0.46 in the third quarter of 2004. Weighted shares outstanding used to determine earnings per diluted share were 45,401,778 for the third quarter of 2005 and 46,299,925 for the third quarter of 2004.

For the nine months ended September 30, 2005, revenues increased to $442.9 million, up 17.4% from $377.3 million in the same period a year ago. Gross profit was $193.8, up 15.6% from $167.7 million in the same period a year ago. Gross profit as a percent of revenues was 43.8% versus 44.4% in the same period in 2004. Earnings per diluted share increased 17.2% to $1.50 from $1.28 per diluted share in the same period a year ago.

In September 2005, 3CI Complete Compliance Corporation, of which we are the majority shareholder, recorded a non-cash impairment charge of $0.5 million (after-tax) on its Springhill, Louisiana building and property. Without this charge, our earnings per diluted share for the third quarter would have been $0.53 and our earnings per diluted share for the nine months ended September 30, 2005 would have been $1.51.

Our total debt to capitalization percentage ratio at September 30, 2005 was 31.7% versus 29.1% at December 31, 2004.

Stericycle's President and CEO, Mark Miller said, "During the quarter, we continued to execute our proven business model, generating strong sales growth, and record income from operations. With a strong balance sheet, the cash flow from operations of $91.2 million for the first nine months of the year was used to strengthen our business and fund $47.3 million in stock repurchases."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs. For more information, please visit our website at www.stericycle.com.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                           September 30, December 31,
                                                               2005          2004
                                                           ------------  ------------
                                                            (unaudited)    (audited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      3,795  $      7,850
  Short-term investments.................................          290            99
  Accounts receivable, less allowance for doubtful
    accounts of $4,387 in 2005 and $4,188 in 2004........       89,983        74,888
  Parts and supplies.....................................        4,525         4,259
  Prepaid expenses.......................................        9,171         6,716
  Notes receivable.......................................        2,698         3,423
  Deferred tax asset.....................................       11,887        13,296
  Other current assets...................................       12,946         4,961
                                                           ------------  ------------
         Total current assets............................      135,295       115,492
                                                           ------------  ------------
Property, plant and equipment, net.......................      126,350       135,512
Other assets:

  Goodwill,net...........................................      611,057       516,808
  Intangible assets, less accumulated amortization of
    $8,969, in 2005 and $7,951 in 2004...................       49,629        50,800
  Notes receivable.......................................        9,517         9,517
  Other..................................................        2,961         6,012
                                                           ------------  ------------
         Total other assets..............................      673,164       583,137
                                                           ------------  ------------
   Total assets.......................................... $    934,809  $    834,141
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $     12,033  $     13,218
  Accounts payable.......................................       24,873        17,998
  Accrued liabilities....................................       46,420        44,411
  Deferred revenue.......................................       11,584         7,611
                                                           ------------  ------------
         Total current liabilities.......................       94,910        83,238
                                                           ------------  ------------
Long-term debt, net of current portion...................      235,282       190,431
Deferred income taxes....................................       67,240        57,477
Other liabilities........................................        5,382         7,623
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 44,280,914 issued and outstanding
  in 2005, 44,732,070 issued and outstanding in 2004)....          444           448
Additional paid-in capital...............................      267,937       298,046
Accumulated other comprehensive loss.....................        1,017         2,461
Retained earnings........................................      262,597       194,417
                                                           ------------  ------------
         Total shareholders' equity......................      531,995       495,372
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    934,809  $    834,141
                                                           ============  ============

Total debt to capitalization percentage ratio............         31.7%        29.1%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    247,315  $    203,649
Shareholders' equity.....................................      531,995       495,372
                                                           ------------  ------------
Capitalization........................................... $    779,310  $    699,021

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                  Three Months Ended September 30,                    Nine Months Ended September 30,
                                            --------------------------------------------    ---------------------------------------------
                                                (unaudited)            (unaudited)              (unaudited)             (unaudited)
                                                   2005                   2004                     2005                    2004
                                            --------------------   ---------------------    ---------------------   ---------------------
                                                 $      % of Rev        $      % of Rev          $      % of Rev         $      % of Rev
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Revenues.................................. $   153,176    100.0% $   135,989     100.0%  $   442,902     100.0% $   377,338     100.0

  Cost of revenues........................      85,588     55.9        76,822      56.5        249,102      56.2       209,681      55.6
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Gross profit                                    67,588     44.1        59,167      43.5        193,800      43.8       167,657      44.4
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses...............      24,091     15.7        19,956      14.7         68,283      15.4        56,606      15.0
  Amortization............................         499      0.3           605       0.4          1,171       0.3            17        --
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.      24,590     16.1        20,561      15.1         69,454      15.7        56,623      15.0
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Income from operations before
    excluded charges......................      42,998     28.1        38,606      28.4        124,346      28.1       111,034      29.4

  Write off of fixed assets...............         872      0.6            --        --            872       0.2         1,155       0.3
  Acquisition-related costs...............         174      0.1           392       0.3            444       0.1           588       0.2
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income from operations....................      41,952     27.4        38,214      28.1        123,030      27.8       109,291      29.0
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Other income (expense):
  Interest income.........................         228      0.1           168       0.1            428       0.1           286       0.1
  Interest expense........................      (3,251)    (2.1)       (3,266)     (2.4)        (8,848)     (2.0)       (8,379)     (2.2)
  Write off of deferred finance fees (2005)/
    Loan amendment fees (2004)                      --       --            --        --           (197)       --          (333)     (0.1)
  Other expense...........................        (489)    (0.3)         (275)     (0.2)        (2,296)     (0.5)       (1,242)     (0.3)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total other income (expense).........      (3,512)    (2.3)       (3,373)     (2.5)       (10,913)     (2.5)       (9,668)     (2.6)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income before income taxes................      38,440     25.1        34,841      25.6        112,117      25.3        99,623      26.4
Income tax expense........................      15,057      9.8        13,713      10.1         43,937       9.9        38,724      10.3
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Net income................................ $    23,383     15.3% $    21,128      15.5%  $    68,180      15.4% $    60,899      16.1
                                            =========== ========   =========== =========    =========== =========   =========== =========

Earnings per share - diluted.............. $      0.52            $      0.46              $      1.50             $      1.32
                                            ===========            ===========              ===========             ===========
Weighted average number of common
  shares outstanding - diluted............  45,401,778             46,299,925               45,332,089              46,304,444
                                            ===========            ===========              ===========             ===========

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                 For the Nine Months
                                                                 Ended September 30,
                                                                 ----------------------
                                                                    2005        2004
                                                                 ----------  ----------
                                                                 (unaudited) (unaudited)
OPERATING ACTIVITIES:
Net income..................................................... $   68,180  $   59,119
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Stock compensation expense.................................         18          21
    Impairment of property and equipment.......................        872       1,470
    Write-off deferred financing fees..........................        197
    Tax benefit of disqualifying dispositions
      of stock options.........................................      6,098       6,159
    Depreciation...............................................     14,564      14,445
    Amortization...............................................      1,171       1,799
    Deferred income taxes......................................     11,172      11,660
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable........................................    (12,249)     (7,312)
    Parts and supplies.........................................       (234)       (141)
    Prepaid expenses and other assets..........................     (7,700)      3,109
    Accounts payable...........................................      6,614      (3,904)
    Accrued liabilities........................................     (1,066)     (2,639)
    Deferred revenue...........................................      3,595        (851)
                                                                 ----------  ----------
Net cash provided by operating activities......................     91,232      82,935
                                                                 ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..........................    (48,207)    (68,227)
  Purchases of short-term investments..........................       (191)     (1,017)
  Proceeds from sale of property and equipment.................        206          61
  Capital expenditures.........................................    (20,140)    (23,343)
                                                                 ----------  ----------
Net cash used in investing activities..........................    (68,332)    (92,526)
                                                                 ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable.......................        735      12,097
  Repayment of long-term debt..................................     (4,515)    (30,822)
  Payments of deferred financing fees..........................        (97)         --
  Net borrowings on 2001 senior credit facility................     27,500      32,000
  Repayment of 2001 senior credit facility.....................   (198,853)         --
  Net Borrowings on 2005 senior credit facility................    182,000          --
  Principal payments on capital lease obligations..............       (608)       (734)
  Purchase/cancellation of common stock........................    (47,326)    (10,188)
  Proceeds from other issuances of common stock................     11,097      10,217
                                                                 ----------  ----------
Net cash (used in) provided by financing activities............    (30,067)     12,570
                                                                 ----------  ----------
Effect of exchange rate changes on cash........................      3,112      (1,264)
                                                                 ----------  ----------
Net increase (decrease) in cash and cash equivalents...........     (4,055)      1,715
Cash and cash equivalents at beginning of period...............      7,850       7,240
                                                                 ----------  ----------
Cash and cash equivalents at end of period..................... $    3,795  $    8,955
                                                                 ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions......... $       --  $      420
Net issuances of notes payable for certain acquisitions........ $   37,205  $   17,249